Exhibit 10.4

                 AMENDMENT NO. 2 TO OFFICE BUILDING LEASE DATED

May 20, 1993, By and Between Puente Hills Business Center II, a California limited partnership, as "Landlord" and Adept Technology, Inc., a California
                           corporation, as "Tenant".

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This  Amendment No. 2 to Office  Building  Lease is made as of this  seventeenth
(17th) day of June, 1998 by and between Puente Hills Business Center II, a California limited partnership, as "Landlord" and Adept Technology, Inc., a California corporation, as "Tenant".

                                    RECITALS

A. WHEREAS, Landord and Tenant entered into that certain office building Lease dated May 20, 1993, (the "Lease") relating to office space in that certain office building located at 17800 Castleton Street, Suite 175, City of Industry, California 91748, in that certain office project known as Puente Hills Business Center II.

B. WHEREAS, the parties desire to amend said Lease to reflect certain items hereinafter provided, effective July 15, 1998.

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, IT IS HEREBY AGREED AS
         FOLLOWS:

                                   WITNESSETH

1. Premises: Tenant shall expand by 1,248 rentable square feet Suite 165 per the attached Exhibit "A-1". The total square footage now occupied is 4,844 rentable square feet.

2. Term: The term of the Lease shall be conterminous with the existing Lease. Commencing on July 15, 1998 and terminating on September 17, 2001.

3. Base Rent: The Base Rent as specified in 5.A of the Lease shall be as follows:

                         07/15/98-09/17/99  $9,543.00
                         09/18/99-09/17/02  $9,930.00

4. Additional Rent: Tenant's proportionate share of the Building shall be increased to 3.5% as of July 15, 1998.

5. Tenant Improvements: Landlord agrees to the Tenant Improvements per the attached Exhibit "A-2" at Landlord's Sole Cost and expense.

6. All other terms and conditions of said Lease shall remain in full force and effect.


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"LANDLORD"                                           "TENANT"


PUENTE HILLS BUSINESS CENTER II                      Adept Technology, Inc.,
a California limited partnership                     a California corporation
by Amel Management Company,
Its Agent


By:   /s/ Kevin P. Hauber                            By: /s/ Bruce Shimano
   ---------------------------------------------        ------------------------
          Kevin P. Hauber, Vice President                    Bruce Shimano


Date:                                                Date:  6/18/98
     -------------------------------------------          ----------------------

                                    Exhibit A

                              [floor plan drawing]